UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2018

OPHTHOTECH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2018, the Board of Directors (the “Board”) of Ophthotech Corporation (the “Company”) increased the size of the Board from six to seven members and elected Jane P. Henderson as a director of the Company, effective immediately. Ms. Henderson was appointed as a Class I director and will serve in accordance with the Amended and Restated Bylaws of the Company until the 2020 annual meeting of stockholders and thereafter until her successor is duly elected and qualified or until her earlier death, resignation or removal.  Ms. Henderson was also appointed to serve as Chair of the Audit Committee of the Board. Following Ms. Henderson’s appointment, the Audit Committee is now comprised of Ms. Henderson, Axel Bolte and David Redlick.

In accordance with the Company’s director compensation policy (the “Policy”), Ms. Henderson will receive (i) annual cash compensation of $45,000 for her service as a director, (ii) additional annual cash compensation of $20,000 as the Chair of the Audit Committee and (iii) reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and committees thereof. In addition, in accordance with the Policy, Ms. Henderson was granted a stock option to purchase up to 32,000 shares of the Company’s common stock at a per share exercise price of $2.85, which was the closing price of the Company’s common stock on Friday, January 12, 2018, the trading day immediately preceding the grant date of Saturday, January 13, 2018. The option will vest monthly in equal amounts over a three-year period following the date of grant, subject to continued service with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: January 19, 2018	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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